Exhibit 10.8

PROMISSORY NOTE

$1,000,000.00	November 24, 2020

FOR VALUE RECEIVED, EZFILL HOLDINGS, INC., a Delaware corporation having an address of 2125 Biscayne Blvd, #309, Miami, Florida 33137 (the “Borrower”), hereby promises to pay to the order of, Yazoma Holdings, LLC a Illinois limited liability company having an address of 4331 Enfield Ave., Skokie, IL. 60076 (the “Lender”), at Lender’s offices, or such other place as Lender shall designate in writing from time to time, the principal sum of One Million and 00/100 Dollars ($1,000,000.00) (the “Loan”), in US Dollars, together with interest thereon as hereinafter provided.

1. INTEREST RATE. The unpaid principal balance of this Promissory Note (the “Note”) from day to day outstanding shall bear a fixed rate of interest equal to 1% per month. All interest will accrue until the Maturity Date.

2. PAYMENT OF PRINCIPAL AND INTEREST. Unless this Note is otherwise accelerated, or extended in accordance with the terms and conditions hereof, the entire outstanding principal balance of this Note plus all accrued interest shall be due and payable in full on April 21st 2021 (the “Maturity Date”).

3. EXTENSION. At Borrower’s discretion, the Maturity Date of this note may be extended for an additional seven (7) one month terms (each an “Extension”). The Extensions will bear interest at a fixed rate of 1% per month. Before the first Extension, Borrower agrees to pay all interest which accrued through the original Maturity Date. Interest accruing on the Extensions will be paid each month prior to the next Extension.

4. DEFAULT RATE. Following the Maturity Date, if Borrower does not extend the Note, or if Borrower extends following the last Extension, the Loan will begin to accrue interest at 2% per month (the “Default Rate”).

5. SHARE ISSUANCE. As added consideration to induce Lender to enter into this transaction, within five (5) business days of the date the Loan funds are received by Borrower, Borrower will issue to Lender 100,000 shares of its restricted common stock (the “Initial Term Shares”). Additionally, for each Extension Borrower extends the Maturity Date, Borrower will issue to Lender 10,000 shares of its restricted common stock (the “Extension Shares” and together with the Initial Term Shares, the “Shares”). Borrower expressly acknowledges that the Initial Term Shares and the Extension Shares shall not be treated as interest on the Loan and Borrower expressly waives and releases Lender from any claims that may be brought under applicable usury laws should the law require the Shares be treated as interest.

6. APPLICATION OF PAYMENTS. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, , and any other fees, costs and expenses which Borrower is obligated to pay under this Note.

7. TENDER OF PAYMENT. Payment on this Note is payable on or before 5:00 p.m. on the due date thereof, at the office of Lender specified above and shall be credited on the date the funds become available, in Lender’s account, in lawful money of the United States.

8. SECURITIES REPRESENTATIONS. The Lender hereby confirms that the Shares to be received by Lender hereunder (subject to the terms and conditions herein) will be for investment for Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof (other than pursuant to an effective registration statement or an available exemption therefrom), and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same (other than pursuant to an effective registration statement or an available exemption therefrom). Lender further represents that Lender does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of such securities. Lender understands that the Shares to be acquired, subject to the terms and conditions herein, have not been, and until registered, will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) , by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Lender’s representations as expressed herein. Lender understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Lender must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Lender acknowledges that Company has no obligation to register or qualify the securities for resale. Lender understands that the Shares may, be notated with a customary Securities Act legend. Lender represents that it is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

9. ACKNOWLEDGMENT OF RESTRICTED SECURITIES. Lender has read and understands the following:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL

9. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

9.1 Execution of Loan Documents. This Note has been duly executed and delivered by Borrower. Execution, delivery and performance of this Note will not: (i) violate any contracts previously entered into by Borrower, provision of law, order of any court, agency or other instrumentality of government, or any provision of any indenture, agreement or other instrument to which he is a party or by which he is bound; (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature; and (iii) require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority.

9.2 Obligations of Borrower. This Note is a legal, valid and binding obligation of Borrower, enforceable against him in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles relating to or affecting the enforcement of creditors’ rights generally. Borrower is obtaining the Loan for personal investment purposes.

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9.3 Use of Funds. Borrower represents that the Loan proceeds shall only be used for the purposes of funding: (i) Borrower’s current operations (G&A expenses); (ii) the expansion of Borrower’s operations into new markets; and (iii) upgrading Borrowers technology.

9.4 Litigation. There is no action, suit or proceeding at law or in equity or by or before any governmental authority, agency or other instrumentality now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its properties or rights which, if adversely determined, would materially impair or affect: (i) Borrower’s right to carry on its business substantially as now conducted (and as now contemplated); (ii) its financial condition; or (iii) its capacity to consummate and perform its obligations under this Note.

9.5 No Defaults. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any material agreement or instrument to which he is a party or by which he is bound.

9.6 No Untrue Statements. No document, certificate or statement furnished to Lender by or on behalf of Borrower contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Borrower acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement to make the Loan to Borrower.

9.7 Documentary and Intangible Taxes. Borrower shall be liable for all documentary stamp and intangible taxes assessed at the closing of the Loan or from time to time during the life of the Loan.

10. EVENTS OF DEFAULT. Each of the following shall constitute an event of default hereunder (an “Event of Default”): (a) the failure of Borrower to pay any amount of principal or interest hereunder with three (3) business days from when it becomes due and payable; or (b) the occurrence of any other default in any material term, covenant or condition hereunder, and the continuance of such breach for a period of ten (10) days after written notice thereof shall have been given to Borrower. Borrower shall promptly notify Lender of the occurrence of any default, Event of Default, adverse litigation or material adverse change in its financial condition.

11. REMEDIES. If an Event of Default exists, Lender may exercise any right, power or remedy permitted by law or as set forth herein, including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, to be, and such principal, interest and other sums shall thereupon become, immediately due and payable.

12. MISCELLANEOUS.

12.1 Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about Borrower to any regulatory body or agency having jurisdiction over Lender and to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Lender to Borrower, so long as there is a mandatory requirement to provide such disclosure. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Borrower.

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12.2 Integration. This Note constitutes the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

12.3 Borrower’s Obligations Absolute. The obligations of Borrower under this Note shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

12.3.1 any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, this Note, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

12.3.2 any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Note;

12.3.3 any furnishing of any additional security to the Borrower or its assignee or any acceptance thereof or any release of any security by the Lender or its assignee; or

12.3.4 any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof.

12.4 No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy in a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by Lender of any payments by or on behalf of Borrower on account of the indebtedness evidenced by this Note shall not cure or be deemed to cure any Event of Default or reinstate or be deemed to reinstate the terms of this Note absent an express written agreement duly executed by Lender and Borrower.

12.5 No Usurious Amounts. Notwithstanding anything herein to the contrary, it is the intent of the parties that Borrower shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law (the “Maximum Rate”). If by the terms of this Note, Borrower is at any time required to pay interest at a rate in excess of the Maximum Rate, the rate of interest under this Note shall be deemed to be immediately reduced to the Maximum Rate and the portion of all prior interest payments in excess of the Maximum Rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance, unless Borrower shall notify Lender, in writing, that Borrower elects to have such excess sum returned to it forthwith. Borrower agrees that in determining whether or not any interest payable under this Note exceeds the Maximum Rate, any non-principal payment, including, without limitation, late charges, shall be deemed to the extent permitted by law to be an expense, fee or premium rather than interest.

12.6 Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Note shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be automatically added hereto a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

12.7 Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Note cannot be assigned by Borrower without the prior written consent of Lender, and any such assignment or attempted assignment by Borrower shall be void and of no effect with respect to Lender.

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12.8 Modifications. This Note may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

12.9 Sales or Participations. Lender may, from time to time, sell or assign, in whole or in part, or grant participations in, the Loan, this Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender; and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Borrower, in each case as fully as though Borrower were directly indebted to such holder. Lender may in its discretion give notice to Borrower of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender’s or such holder’s rights hereunder.

12.10 Jurisdiction; etc. Borrower hereby consents that any action or proceeding against him be commenced and maintained in any court in Illinois; and Borrower agrees that the courts in Illinois shall have jurisdiction with respect to the subject matter hereof and the person of Borrower. Borrower agrees not to assert any defense to any action or proceeding initiated by Lender based upon improper venue or inconvenient forum.

12.11 Notices. All notices from the Borrower to Lender and Lender to Borrower required or permitted by an provision of this Note shall be in writing and sent by registered or certified mail or nationally recognized overnight delivery service and addressed as follows:

TO BORROWER:	EzFill Holdings, Inc.
2125 Biscayne Blvd #309
Miami Beach, Florida 33137
Attn: Legal Dep’t

TO LENDER:

Attn:

Notice given as hereinabove provided shall be deemed given on the date of its deposit in the United States Mail and, unless sooner actually received, shall be deemed received by the party to whom it is address on the third (3rd) calendar day following the date on which said notice is deposited in the mail, or if a courier system is used, on the date of delivery of the notice. The parties may add, deleted, or alter any address to which notice is to be provided by providing written notice of such change pursuant to the terms of this section.

12.12 Governing Law. This Note shall be governed by and construed in accordance with the substantive laws of the State of Illinois without regard to conflict of laws principles.

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12.13 Waiver of Jury Trial. BORROWER AND LENDER AGREE THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

[Signature Page to Follow]

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Borrower, intending to be legally bound, has duly executed and delivered this Note as of the day and year first above written.

WITNESSES	BORROWER:
EzFill Holdings, Inc.

By:	By:
Name:	Name:
Address:	Title:

By:
Name:
Address:

STATE OF FLORIDA                     }

} ss.:

COUNTY OF _______________ }

The foregoing instrument was acknowledged before me this _____ day of November, 2020, by ________________________________________, who is personally known to me or has produced _______________________ as identification.

Notary Public

Printed Notary Name

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